RENEE M. HARDT 312-609-7616 rhardt@vedderprice.com

July 1, 2008

Mr. Vince DiStefano
Securities and Exchange Commission
100 F Street NE
Washington, D.C.  20549

Re:	Wilshire Mutual Funds, Inc. (the “Company”);

Registration Nos. 33-50390 and 811-7076

Dear Mr. DiStefano:

As you requested, the Company is filing a post-effective amendment under Rule 485(a) relating to the Wilshire/MAXAM Diversity Fund (the “Fund”).  Since the last post-effective amendment you reviewed, this post-effective amendment has been updated to fill in blanks and to address the comments you provided on April 2, 2008.  In addition, there are two other changes to note.  First, the related performance of MAXAM, the subadviser of the Fund, has been removed from the prospectus.  In its place, the related performance of the Underlying Managers has been added.  Specifically, the performance of each Underlying Manager for managing accounts, including the Underlying Manager’s portion of MAXAM’s Composite, that are substantially similar to the Underlying Manager’s portion of the Fund, has been included.  Second, MAXAM and Attucks have parted ways; thus no information regarding Attucks has been added to the post-effective amendment.

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You had indicated that you would work with us to accelerate the effectiveness of the post-effective amendment in a short time frame.  The Company would like to go effective on July 14, 2008.  If you have any additional questions or comments, please call me at (312) 609-7616.

Very truly yours,

/s/Renee M. Hardt

Renee M. Hardt

RMH/ser